UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Lindblad Expeditions Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LINDBLAD EXPEDITIONS HOLDINGS, INC.Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be Held Virtually on June 4, 2024You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.The Proxy Statement and 2023 Annual Report to Stockholders are available at www.viewproxy.com/lindblad/2024.If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before May 24, 2024 to facilitate timely delivery.Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING.INTERNETTELEPHONEE-MAILVIRTUAL CONTROL NO.The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.Material for this annual meeting and future meetings may be requested by one of the following methods:To view your proxy materials online, go to http://www.viewproxy.com/lindblad/2024. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions.877-777-2857 TOLL FREErequests@viewproxy.com* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.You must use the 11 digit Virtual Control Number located in the box below.To the Stockholders of Lindblad Expeditions Holdings, Inc.:The 2024 Annual Meeting of Stockholders of Lindblad Expeditions Holdings, Inc. will be held virtually on June 4, 2024 at 10:00 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://viewproxy.com/ lindblad/2024/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 3, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “ABOUT THE ANNUAL MEETING”.1. Election of Class B Directors 01 Mark D. Ein 02 Pamela O. Kaufman 03 Sven-Olof Lindblad 2. The approval, on an advisory basis, of the 2023 compensation of our named executive officers. 3. The ratification of the appointment of Ernst & Young LLP as our independent registered certified public accounting firm for fiscal 2024.NOTE: The transaction of any other business as may properly come before the meeting or any adjournment or postponement thereof.The Board of Directors recommends a vote “FOR” all the nominees listed under Item 1, and “FOR” Items 2 and 3.

LINDBLAD EXPEDITIONS HOLDINGS, INC.PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVEThe following proxy materials are available to you for review at:http://www.viewproxy.com/lindblad/2024Proxy Statement2023 Annual Report to StockholdersACCESSING YOUR PROXY MATERIALS ONLINEHave this notice available when you request a paper copy of theproxy materials or to vote your proxy electronically.You must reference your Virtual Control Number to vote by Internetor request a paper copy of the proxy materials.You May Vote Your Proxy When You View The Proxy Materials On The InternetYou Will Be Asked To Follow The Prompts To Vote Your SharesYour electronic vote authorizes the named proxies to vote your shares in thesame manner as if you marked, signed, dated and returned the proxy card.REQUESTING A PAPER COPY OF THE PROXY MATERIALSBy telephone please call 1-877-777-2857orBy logging ontohttp://www.viewproxy.com/lindblad/2024 orBy email at: requests@viewproxy.comPlease include the company name and your Virtual Control Number in the e-mail subject line.